Exhibit 99.1

Foley Trasimene Acquisition Corp. and Alight Solutions Announce Merger

Alight is a Leading Cloud-Based Provider of Integrated Digital Human Capital and Business Solutions, Serving More than 30 Million People and their Families

Alight Serves 70% of the Fortune 100 and 50% of the Fortune 500 with Long-Term Contracts

Company to Become Publicly Listed through Combination

Partnership Brings Together the Tools and Relevant Experience to Accelerate Revenue and Margin Growth, Resulting in Multiple Expansion

Pro-Forma Enterprise Value of Approximately $7.3 Billion upon Consummation of Transaction

Bill Foley to Become Chairman of the Board of Directors and Help Accelerate Technology Transformation of the Business

Stephan Scholl to Continue Leading the Company as CEO

Joint Investor Call and Presentation on January 25, 2021 at 8:00 A.M. ET

Lincolnshire, Ill. & Las Vegas, NV, January 25, 2021 – Alight Solutions (“Alight”), a leading cloud-based provider of integrated digital human capital and business solutions, and Foley Trasimene Acquisition Corp. (NYSE: WPF, WPF WS) (“Foley Trasimene”), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement. Upon closing of the transaction, the combined company (the "Company") will operate as Alight, Inc. and plans to list under the symbol ALIT. The transaction reflects an implied pro-forma enterprise value for Alight of approximately $7.3 billion.

With more than 25 years of operating experience, Alight’s human capital business process as a service (“BPaaS”) solutions unite SaaS capabilities, AI, automation and data analytics to deliver superior outcomes for employees and employers across a comprehensive portfolio of services. Alight integrates health, wealth and wellbeing into one holistic and personalized solution, providing a streamlined experience for employees, while enabling employers of all sizes to achieve a high-performance culture.

William P. Foley, II, Founder and Chairman of Foley Trasimene, stated, “Our team has worked meticulously evaluating hundreds of potential partners through the second half of 2020, and we are excited to announce this transaction with Alight. Stephan and the leadership team have already positioned Alight as the market leader in employee benefit and business solutions and we believe there is significant opportunity to further transform the business and create value for shareholders. Through our partnership, we will leverage our proven playbook and Alight’s unique position between employees and employers to increase revenue growth and margin expansion. Alight is poised to be the preeminent employee engagement partner, and we look forward to assisting Stephan and the team in achieving this goal.”

“Today’s announcement is a significant milestone in our ongoing transformation at Alight. Partnering with proven SPAC sponsor Bill Foley positions Alight to become the preeminent employee engagement partner for employers of all sizes,” said Stephan Scholl, CEO of Alight. “Now more than ever, employees and employers are facing incredible challenges that are impacting their ability to thrive. We are committed to helping our clients and their people make the best decisions for themselves and their families through a personalized, integrated view of their health, wealth and wellbeing. We know that when employees have peace of mind in their personal lives, they are inspired to do their best at work, resulting in higher productivity and an increased return on the investment companies make in their people.”

Peter Wallace and David Kestnbaum, Senior Managing Directors at Blackstone, said, “Under Blackstone’s ownership, Alight’s leadership team has transformed the company into a leading provider of integrated digital human capital and business solutions for employees and employers. We look forward to remaining significant shareholders alongside Foley Trasimene for the next stage of Alight’s growth.”

Alight Investment Highlights:

•	Market leading employee benefits solutions delivered to over 30 million people and family members, including more than 70% of the Fortune 100 and 50% of the Fortune 500, and across diverse industry verticals.

•	Scalable, highly secure and cloud-based technology infrastructure and robust core transaction engines that help employers manage approximately 70% of their spend and assist employees in making the most critical decisions around health, wealth and wellbeing.

•	Access to a full view of data that places Alight at the center of employee engagement; sophisticated platform enables hyper-personalized solutions.

•	Experienced management team with a proven record and diverse experience in software, management consulting, insurance, human capital, domain expertise and business services led by Stephan Scholl, who will continue leading the Company. Best-in-class management team further strengthened with the support of Bill Foley as Chairman of the Board of Directors.

•	Attractive financial profile with a highly recurring and diversified revenue with 3-5 year contracts, an average client tenure among top 25 clients of approximately 15 years, 97% revenue retention and approximately 75% of 2021 revenue already under contract.

•	Comprehensive and proven M&A and integration strategy, with significant vertical and horizontal acquisition opportunities focused on innovation, scale and market adjacencies that drive engagement and meaningful value for clients.

•	Significant value creation opportunities through revenue growth, margin improvement and multiple expansion.

The Board will be comprised of eight directors, including three directors appointed by Foley Trasimene, three directors appointed by Blackstone, Alight CEO Stephan Scholl and one additional independent director. A majority of the directors will be independent, consistent with the applicable listing rules.

Transaction Overview

Under the terms of the proposed transaction, Foley Trasimene will combine with Alight and, in connection with the business combination, Alight will become a publicly traded entity under the name “Alight, Inc.” and symbol ALIT. The transaction reflects an implied pro-forma enterprise value for Alight of approximately $7.3 billion at closing.

Proceeds from the transaction will be used in part to pay down debt and will result in substantial deleveraging for Alight on a pro forma basis. Net leverage will be approximately 3.1x1 at close, and will support significant cash flow generation and flexibility to pursue opportunistic M&A going forward.

The cash component of the consideration will be funded by Foley Trasimene’s cash in trust, $300 million in proceeds from the forward purchase agreements with Cannae Holdings, Inc. and THL FTAC LLC, an affiliate of Thomas H. Lee Partners, L.P., as well as a $1.55 billion private placement from various institutional and private investors. The $1.55 billion private placement includes an additional $250 million investment from Cannae Holdings, Inc., and a $150 million investment from Fidelity National Title Insurance Co., Chicago Title Insurance Co. and Commonwealth Land Title Insurance Co. Other institutional investors include Hedosophia, Suvretta Capital and Third Point LLC. The balance of the consideration will consist of equity in the Company. Existing Alight equity holders, including Blackstone, ADIA, GIC, New Mountain Capital and management, will remain the largest investors in the Company.

1 Based on net debt of $1.9 billion and 2020E Lender Adj. EBITDA of $610 million.

Completion of the transaction is subject to approval by Foley Trasimene stockholders, the effectiveness of a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the transaction, and other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the second quarter of 2021.

Advisors

J.P. Morgan Securities LLC is acting as lead financial advisor and capital markets advisor to Alight. Credit Suisse is acting as financial and capital markets advisor to Alight. Barclays and Morgan Stanley & Co. LLC are also acting as financial and capital markets advisors to Alight.

BofA Securities is acting as financial advisor to Foley Trasimene. Credit Suisse and J.P. Morgan Securities LLC acted as lead placement agents on the private offering. BofA Securities also acted as placement agent.

Kirkland & Ellis LLP is acting as legal counsel to Alight. Weil, Gotshal & Manges LLP is acting as legal counsel to Foley Trasimene.

Conference Call, Webcast and Presentation Information

Management of Alight and Foley Trasimene will host an investor call on January 25, 2021 at 8:00 A.M. ET to discuss the proposed transaction. The conference call will be accompanied by a detailed investor presentation.

A live webcast of the call will be available here, and can also be accessed on https://alight.com/newsroom and Foley Trasimene Acquisition Corp.’s website at https://investor.foleytrasimene.com. For those who wish to participate by telephone, please dial 1-877-407-0792 (U.S.) or 1-201-689-8263 (International) and reference the Conference ID 13715512. A replay of the call will also be available via webcast here and at https://alight.com/newsroom.

In addition, Foley Trasimene will file an investor presentation with the SEC as an exhibit to a Current Report on Form 8-K prior to the call, which will be available on the SEC’s website at www.sec.gov.

All materials can also be found at https://alight.com/newsroom and at https://investor.foleytrasimene.com/.

About Alight Solutions

With an unwavering belief that a company’s success starts with its people, Alight Solutions is a leading cloud-based provider of integrated digital human capital and business solutions. Leveraging proprietary AI and data analytics, Alight optimizes business process as a service (BPaaS) to deliver superior outcomes for employees and employers across a comprehensive portfolio of services. Alight allows employees to enrich their health, wealth and work while enabling global organizations to achieve a high-performance culture. Alight’s 15,000 dedicated colleagues serve more than 30 million employees and family members. Learn how Alight helps organizations of all sizes, including over 70% of the Fortune 100 at alight.com.

About Foley Trasimene Acquisition Corp.

Foley Trasimene Acquisition Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. For more information please visit https://www.foleytrasimene.com/.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our $584 billion in assets under management include investment vehicles focused on private equity, real estate, public debt and equity, life sciences, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, a registration statement on Form S-4 (the “Form S-4”) is expected to be filed by Acrobat Holdings, Inc. (to be renamed Alight, Inc. at closing), a Delaware corporation (“Alight Pubco”), with the SEC. The Form S-4 will include preliminary and definitive proxy statements to be distributed to holders of Foley Trasimene’s common stock in connection with Foley Trasimene’s solicitation for proxies for the vote by Foley Trasimene’s stockholders in connection with the proposed business combination and other matters as described in the Form S-4, as well as a prospectus of Alight Pubco relating to the offer of the securities to be issued in connection with the completion of the business combination. Foley Trasimene and Alight Pubco urge investors, stockholders and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about Alight Pubco, Foley Trasimene, and the proposed business combination. Such persons can also read Foley Trasimene’s final prospectus dated May 28, 2020 (SEC File No. 333-238135), for a description of the security holdings of Foley Trasimene’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. After the Form S-4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to Foley Trasimene’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Foley Trasimene Acquisition Corp., 1701 Village Center Circle, Las Vegas, NV 89134, or (702) 323-7330. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

Foley Trasimene and the Company and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Foley Trasimene’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Foley Trasimene’s directors and executive officers in Foley Trasimene’s final prospectus dated May 28, 2020 (SEC File No. 333-238135), which was filed with the SEC on May 28, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Foley Trasimene’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of Foley Trasimene’s and Alight’s participants in the solicitation, which may, in some cases, be different than those of Foley Trasimene’s and Alight’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Foley Trasimene’s and Alight’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Foley Trasimene’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside Foley Trasimene’s and the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Foley Trasimene and/or the Company following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Foley Trasimene, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on the Company’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the Company’s common shares on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; and (11) the possibility that Foley Trasimene or the Company may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Foley Trasimene’s most recent filings with the SEC and will be contained in the Form S-4, including the proxy statement/prospectus expected to be filed in connection with the proposed business combination. All subsequent written and oral forward-looking statements concerning Foley Trasimene or the Company, the transactions described herein or other matters and attributable to Foley Trasimene, the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Foley Trasimene and the Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Foley Trasimene or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

CONTACTS

Alight

Investors:

investor.relations@alight.com

470-638-7400

Media:

Jonathan Keehner / Kara Brickman / Haley Salas

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Alight-JF@joelefrank.com

Foley Trasimene Acquisition Corp. Investors

Shannon Devine

Solebury Trout

+1 203-858-1945

Sdevine@soleburytrout.com

Source: Foley Trasimene Acquisition Corp.